EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Xiana Mining Inc. (the “Company”), for the period ended January 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carlos Ballon, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 23, 2018	By:	/s/ Carlos Ballon
Carlos Ballon
Chief Executive Officer (Principal Executive Officer)